[Logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2000
WE INVENTED THE MUTUAL FUND(R)




                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING
                              GROWTH SERIES

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGERS                                       contact your investment professional.
John W. Ballen*
Toni Y. Shimura*                                         CUSTODIAN
                                                         State Street Bank and Trust Company
TREASURER
James O. Yost*                                           AUDITORS
                                                         Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Robert R. Flaherty*                                      www.mfs.com
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED              MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the twelve months ended December 31, 2000, the series' Initial Class shares provided a total return of -19.61%, and Service Class shares returned -19.66%, including the reinvestment of any distributions. These compare to returns of -9.11% and -3.02%, respectively, over the same period for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Russell 2000 Index (the Russell 2000). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Russell 2000 is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

When choosing investments for the portfolio, we use MFS Original Research(R) to look for potential long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. We also look for those that have strong intellectual property positions, talented management teams, and accelerating fundamentals. And because we favor companies that are rapidly gaining market share in high-growth markets, we have to look not only at individual companies, but at industry fundamentals as well. With those criteria in mind, some of our recent best ideas have come out of the genomics and emerging pharmaceutical industries. In our opinion, breakthroughs in genomics data and tools could enable the development of many more drugs. As a result, we believe the pharmaceutical industry is expected to expand dramatically. Another area we have been excited about has been the generic drug industry, which we think is poised to capture market share from traditional branded pharmaceutical companies. Our research indicates that in the next five years alone, $30 billion in branded drugs will come off patent. Industry sources believe that these patent expirations will translate into roughly $10 billion in generic drug sales over the next five years, a twofold increase from current levels. Industry estimates predict that roughly 45 of the top 100 prescription drugs in the United States will face their first generic competition in the next five years.

Because we believe that many companies continue to offer very attractive growth characteristics, technology remains a core sector for the series despite recent volatility. That said, several things have changed from the environment we saw throughout 1999 and into early 2000. We feel the global economy is slowing, technology growth is decelerating -- particularly in the semiconductor and personal computer (PC) sectors -- and the debt markets have become less hospitable toward many new technology and telecommunications companies. That's why our weighting in technology companies has been reduced and why we have emphasized different types of companies than we did for most of 2000. We are not willing to pay for growth at any price. Rather, we're focused on finding growth at a reasonable price. Given the slowdown in the economy and its effect on PC sales and technology capital spending, our emphasis is on software and Internet infrastructure companies. They have provided the platforms that could allow corporations to increase their efficiency and productivity; moreover, we think their strong fundamentals could help them weather a slower economy. We plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when we feel valuations are more reasonable. In a somewhat related development, we've also reduced our holdings in telecommunications, which used to be a dominant sector in the portfolio. Deteriorating voice revenues and higher licensing costs have resulted in what seem to us like much less attractive business models.

As for other industry leaders, we have increased our holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. We have also found some attractive companies in the financial services sector, which we believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity. We think those trends are likely to be especially favorable for regional banks, particularly those that don't have exposure to commercial loans. We think property and casualty insurance companies' earnings also could be boosted by more favorable pricing conditions, in addition to falling interest rates. Finally, we've increased our holdings in consumer staples companies and food and drug retailers because they have been able to grow earnings even in a slower economy. Of course, past performance is no guarantee of future results.

    Respectfully,

/s/ John W. Ballen                   /s/ Toni Y. Shimura

    John W. Ballen                       Toni Y. Shimura
    Portfolio Manager                    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R) (MFS(R)). As Chief Investment Officer he oversees the equity and fixed-income departments and guides their global strategic direction. He also is portfolio manager of MFS(R) Emerging Growth Fund and of the emerging growth portfolios offered through MFS(R)/Sun Life annuity products and MFS(R) Variable Insurance Trust(SM). John has been profiled by numerous publications, including Money, SmartMoney, Barron's, The New York Times, and Worth. He also has been featured on network television programs such as ABC Nightline and Wall Street Week with Louis Rukeyser. John joined MFS in 1984 as a research analyst. He became portfolio manager of MFS Emerging Growth Fund at its inception in 1986. He was named Director of Equity Research in 1988, Chief Equity Officer in 1995, and President and Chief Investment Officer in 1998. John is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia, which he attended as a Fulbright Scholar. He holds an M.B.A. degree from Stanford University.

Toni Y. Shimura is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the managed sectors portfolios of our mutual funds and variable annuities. Toni joined MFS in 1987 as a research analyst. She was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. She is a graduate of Wellesley College and MIT's Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $2.3 billion net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2000. Index information is from August 1, 1995.)

                 MFS Emerging Growth                Standard & Poor's
                        Series         Russell        500 Composite
                   -- Initial Class   2000 Index         Index
      ---------------------------------------------------------------
       7/95            $10,000         $10,000         $10,000
      12/96             13,740          12,365          13,621
      12/97             16,749          15,130          18,165
      12/98             22,471          14,745          23,356
      12/99             39,709          17,879          28,271
      12/00             31,923          17,339          25,697


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               -19.61%           +90.60%          +171.90%          +219.23%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           -19.61%           +23.99%          + 22.15%          + 23.79%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               -19.66%           +90.46%          +171.71%          +219.01%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           -19.66%           +23.96%          + 22.13%          + 23.78%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index#                                                   - 3.02%           + 4.65%          + 10.31%          + 10.70%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                                - 9.11%           +12.26%          + 18.33%          + 19.03%
-----------------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2000. Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Inititial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OF LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investing in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate charges, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risks than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 90.3%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 81.2%
  Aerospace - 2.7%
    Boeing Co.                                                       128,300             $    8,467,800
    General Dynamics Corp.                                           185,800                 14,492,400
    United Technologies Corp.                                        502,800                 39,532,650
                                                                                         --------------
                                                                                         $   62,492,850
-------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    Nike, Inc., "B"                                                   81,920             $    4,572,160
-------------------------------------------------------------------------------------------------------
  Banks - 0.2%
    Fifth Third Bancorp                                               88,800             $    5,305,800
    Synovus Financial Corp.                                           10,700                    288,231
                                                                                         --------------
                                                                                         $    5,594,031
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.2%
    BB&T Corp.                                                        29,600             $    1,104,450
    Capital One Financial Corp.                                       38,800                  2,553,525
    Comerica, Inc.                                                   195,100                 11,584,062
    First Tennessee National Corp.                                     1,600                     46,300
    National City Corp.                                               45,300                  1,302,375
    Northern Trust Corp.                                             155,250                 12,662,578
    PNC Financial Services Group Co.                                 274,600                 20,062,962
    USA Education, Inc.                                              217,200                 14,769,600
    Washington Mutual, Inc.                                          417,500                 22,153,594
    Wells Fargo Co.                                                  194,200                 10,814,513
                                                                                         --------------
                                                                                         $   97,053,959
-------------------------------------------------------------------------------------------------------
  Beverages - 0.2%
    Coca-Cola Enterprises, Inc.                                      128,800             $    2,447,200
    The Pepsi Bottling Group, Inc.                                    30,300                  1,210,106
                                                                                         --------------
                                                                                         $    3,657,306
-------------------------------------------------------------------------------------------------------
  Biotechnology - 2.9%
    Abbott Laboratories, Inc.                                        263,300             $   12,753,594
    Abgenix, Inc.*(+)                                                104,400                  6,166,125
    Genentech, Inc.*                                                 320,700                 26,137,050
    Pharmacia Corp.                                                   70,700                  4,312,700
    Waters Corp.*                                                    231,100                 19,296,850
                                                                                         --------------
                                                                                         $   68,666,319
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Texas Instruments, Inc.                                          398,000             $   18,855,250
-------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    Automatic Data Processing, Inc.                                  148,700             $    9,414,569
    BEA Systems, Inc.*                                               221,100                 14,882,794
    Insight Enterprises, Inc.*                                         2,325                     41,705
    Pegasus Systems, Inc.*                                             2,250                     15,609
                                                                                         --------------
                                                                                         $   24,354,677
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.2%
    QUALCOMM, Inc.*                                                  348,400             $   28,634,125
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Microsoft Corp.*                                                 102,900             $    4,463,288
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    EMC Corp.*                                                       505,400             $   33,609,100
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.6%
    Cerner Corp.*                                                     24,400             $    1,128,500
    Computer Network Technology Corp.*                                55,031                  1,585,581
    Comverse Technology, Inc.*                                       181,700                 19,737,162
    Extreme Networks, Inc.*                                          137,900                  5,395,338
    I2 Technologies, Inc.*                                            27,800                  1,511,625
    Oracle Corp.*                                                  3,603,700                104,732,531
    VERITAS Software Corp.*                                          234,900                 20,553,750
                                                                                         --------------
                                                                                         $  154,644,487
-------------------------------------------------------------------------------------------------------
  Conglomerates - 4.0%
    Tyco International Ltd.                                        1,669,758             $   92,671,569
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.7%
    Cintas Corp.                                                      62,300             $    3,313,581
    Gillette Co.                                                      64,700                  2,337,287
    Kimberly-Clark Corp.                                             116,400                  8,228,316
    Philip Morris Cos., Inc.                                         577,410                 25,406,040
    Procter & Gamble Co.                                              15,300                  1,200,094
                                                                                         --------------
                                                                                         $   40,485,318
-------------------------------------------------------------------------------------------------------
  Drugs & Health Care
    Albany Molecular Research, Inc.*                                  16,700             $    1,029,138
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    General Electric Co.                                              38,100             $    1,826,419
    QLogic Corp.*                                                     14,900                  1,147,300
                                                                                         --------------
                                                                                         $    2,973,719
-------------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    Agilent Technologies, Inc.*                                       72,300             $    3,958,425
    Micron Technology, Inc.*                                         115,700                  4,107,350
    Sawtek, Inc.*                                                     33,500                  1,547,281
                                                                                         --------------
                                                                                         $    9,613,056
-------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Dynegy, Inc.                                                     195,900             $   10,982,644
    Southern Energy, Inc.*                                            33,380                    945,071
                                                                                         --------------
                                                                                         $   11,927,715
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Clear Channel Communications, Inc.*                               55,900             $    2,707,656
    International Speedway Corp.                                       3,079                    117,002
    Viacom, Inc.,"B"*                                                 25,500                  1,192,125
                                                                                         --------------
                                                                                         $    4,016,783
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.1%
    Bear Stearns Cos., Inc.                                           28,400             $    1,439,525
    Charter One Financial, Inc.                                       39,700                  1,146,338
    Citigroup, Inc.                                                  669,400                 34,181,237
    Federal National Mortgage Assn                                   471,300                 40,885,275
    Freddie Mac                                                      437,900                 30,160,362
    Golden West Financial Corp.                                      326,000                 22,005,000
    Goldman Sachs Group, Inc.                                         13,900                  1,486,431
    Household International, Inc.                                    133,200                  7,326,000
    Lehman Brothers Holdings, Inc.                                    48,500                  3,279,813
    Merrill Lynch & Co., Inc.                                        257,300                 17,544,644
    Morgan Stanley Dean Witter & Co.                                  29,100                  2,306,175
    State Street Corp.                                                34,700                  4,310,087
    Waddell & Reed Financial, Inc., "A"                                3,000                    112,875
                                                                                         --------------
                                                                                         $  166,183,762
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    John Hancock Financial Services, Inc.                             59,340             $    2,232,668
    Mellon Financial Corp.                                           343,900                 16,915,581
                                                                                         --------------
                                                                                         $   19,148,249
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.9%
    Anheuser-Busch Cos., Inc.                                        294,800             $   13,413,400
    Archer-Daniels-Midland Co.                                        46,700                    700,500
    Conagra, Inc.                                                    192,900                  5,015,400
    Coors Adolph Co.                                                  54,800                  4,401,125
    General Mills, Inc.                                              182,200                  8,119,288
    Heinz (H.J.) Co.                                                  54,300                  2,575,856
    Hershey Foods Corp.                                              175,000                 11,265,625
    PepsiCo., Inc.                                                   113,500                  5,625,344
    Quaker Oats Co.                                                  114,800                 11,178,650
    Wrigley, (WM) Junior Co.                                          60,100                  5,758,331
                                                                                         --------------
                                                                                         $   68,053,519
-------------------------------------------------------------------------------------------------------
  Food Products - 0.9%
    Sara Lee Corp.                                                   242,400             $    5,953,950
    Sysco Corp.                                                      466,200                 13,986,000
                                                                                         --------------
                                                                                         $   19,939,950
-------------------------------------------------------------------------------------------------------
  Healthcare - 1.2%
    Community Health Care*                                            91,100             $    3,188,500
    HCA-The Healthcare Co.                                           552,800                 24,328,728
                                                                                         --------------
                                                                                         $   27,517,228
-------------------------------------------------------------------------------------------------------
  Insurance - 5.7%
    AFLAC, Inc.                                                      381,700             $   27,553,969
    Allstate Corp.                                                   142,600                  6,212,012
    American International Group, Inc.                               511,600                 50,424,575
    Chubb Corp.                                                      138,600                 11,988,900
    CIGNA Corp.                                                       71,400                  9,446,220
    Gallagher (Arthur J.) & Co.                                       51,200                  3,257,600
    Hartford Financial Services Group, Inc.                           48,600                  3,432,375
    St. Paul Cos., Inc.                                              219,200                 11,905,300
    UnumProvident Corp.                                              279,800                  7,519,625
                                                                                         --------------
                                                                                         $  131,740,576
-------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Caterpillar, Inc.                                                 74,700             $    3,534,244
    Danaher Corp.                                                     37,000                  2,529,875
    Deere & Co., Inc.                                                100,000                  4,581,250
                                                                                         --------------
                                                                                         $   10,645,369
-------------------------------------------------------------------------------------------------------
  Manufacturing - 0.6%
    Minnesota Mining & Manufacturing Co.                             109,900             $   13,242,950
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 7.6%
    Allergan, Inc.                                                   147,000             $   14,231,437
    Alza Corp.*                                                      736,000                 31,280,000
    American Home Products Corp.                                      88,700                  5,636,885
    Bristol-Myers Squibb Co.                                         422,800                 31,260,775
    Eli Lilly & Co.                                                   51,700                  4,811,331
    IDEC Pharmaceuticals Corp.*                                       24,900                  4,720,106
    Immunex Corp.*                                                   285,100                 11,582,188
    Johnson & Johnson Co.                                            121,100                 12,723,069
    Merck & Co., Inc.                                                110,300                 10,326,838
    Pfizer, Inc.                                                     717,000                 32,982,000
    Schering Plough Corp.                                            319,300                 18,120,275
                                                                                         --------------
                                                                                         $  177,674,904
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.3%
    Allscripts, Inc.*                                                  3,650             $       34,105
    Applera Corp. - Applied Biosystems Group                         381,100                 35,847,219
    Cardinal Health, Inc.                                            330,700                 32,945,987
    Ciphergen Biosystems, Inc.*                                        3,520                     46,640
    Human Genome Sciences, Inc.*                                      30,500                  2,114,031
    Illumina, Inc.*                                                   42,470                    682,174
    McKesson HBOC, Inc.                                              192,300                  6,901,647
    Medtronic, Inc.                                                  102,500                  6,188,438
    Merrill Lynch HOLDRs Trust*                                       14,000                  2,384,375
    Quest Diagnostics, Inc.*                                         122,600                 17,409,200
    Tenet Healthcare Corp.*                                          223,300                  9,922,894
    Wellpoint Health Networks, Inc.*                                  49,000                  5,647,250
                                                                                         --------------
                                                                                         $  120,123,960
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Phelps Dodge Corp.                                                24,100             $    1,345,081
-------------------------------------------------------------------------------------------------------
  Office Equipment
    United Stationers, Inc.*                                           3,400             $       81,600
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Baker Hughes, Inc.                                               141,900             $    5,897,719
    Burlington Resources, Inc.                                        44,500                  2,247,250
    Noble Drilling Corp.*                                             96,400                  4,187,375
                                                                                         --------------
                                                                                         $   12,332,344
-------------------------------------------------------------------------------------------------------
  Oils - 1.2%
    Coastal Corp.                                                    153,500             $   13,555,969
    EOG Resources, Inc.                                              217,600                 11,900,000
    Transocean Sedco Forex, Inc.                                      32,900                  1,513,400
                                                                                         --------------
                                                                                         $   26,969,369
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.3%
    Andrx Group*                                                     306,200             $   17,721,325
    Medarex, Inc.*                                                    28,400                  1,157,300
    Millennium Pharmaceuticals, Inc.*                                 40,600                  2,512,125
    Mylan Laboratories, Inc.                                          45,400                  1,143,512
    Sepracor, Inc.*                                                  222,600                 17,835,825
    Watson Pharmaceuticals, Inc.*                                    269,200                 13,779,675
                                                                                         --------------
                                                                                         $   54,149,762
-------------------------------------------------------------------------------------------------------
  Retail - 1.2%
    CVS Corp.                                                        195,300             $   11,705,794
    Gap, Inc.                                                         88,700                  2,261,850
    Home Depot, Inc.                                                 117,300                  5,359,144
    RadioShack Corp.                                                  61,830                  2,647,097
    Wal-Mart Stores, Inc.                                            111,900                  5,944,687
                                                                                         --------------
                                                                                         $   27,918,572
-------------------------------------------------------------------------------------------------------
  Retail and Drugstores - 0.4%
    Walgreen Co.                                                     208,100             $    8,701,181
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Kroger Co.*                                                      315,400             $    8,535,512
    Safeway, Inc.*                                                   490,694                 30,668,375
                                                                                         --------------
                                                                                         $   39,203,887
-------------------------------------------------------------------------------------------------------
  Telecommunications - 4.8%
    CIENA Corp.*                                                     268,000             $   21,775,000
    Cisco Systems, Inc.*                                           2,066,612                 79,047,909
    Corning, Inc.                                                     83,800                  4,425,687
    Emulex Corp.*                                                     15,700                  1,255,019
    Powerwave Technologies, Inc.*                                     41,600                  2,433,600
    RF Micro Devices, Inc.*                                           99,700                  2,735,519
                                                                                         --------------
                                                                                         $  111,672,734
-------------------------------------------------------------------------------------------------------
  Transportation
    Fedex Corp.*                                                      25,500             $    1,018,980
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.9%
    AES Corp.*                                                       548,200             $   30,356,575
    American Electric Power Company, Inc.                            122,900                  5,714,850
    Calpine Corp.*                                                 1,159,800                 52,263,488
    Constellation Energy Group, Inc.                                 100,800                  4,542,300
    Dominion Resources, Inc.                                          33,800                  2,264,600
    DTE Energy Co.                                                    34,800                  1,355,025
    Duke Energy Corp.                                                218,700                 18,644,175
    Exelon Corp.                                                     288,900                 20,283,669
    FPL Group, Inc.                                                   45,900                  3,293,325
    NiSource, Inc.                                                    36,900                  1,134,675
    Orion Power Holdings, Inc.*                                       58,000                  1,428,250
    Public Service Enterprise Group, Inc.                            118,000                  5,737,750
    Reliant Energy, Inc.                                             228,500                  9,896,906
    Southern Co.                                                      89,500                  2,975,875
                                                                                         --------------
                                                                                         $  159,891,463
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    El Paso Energy Corp.                                             198,600             $   14,224,725
    Enron Corp.                                                      100,800                  8,379,000
                                                                                         --------------
                                                                                         $   22,603,725
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $1,889,474,015
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.1%
  Bermuda - 1.2%
    Ace Ltd. (Insurance)                                             189,500             $    8,041,906
    Xl Capital Ltd. (Insurance)                                      234,600                 20,498,175
                                                                                         --------------
                                                                                         $   28,540,081
-------------------------------------------------------------------------------------------------------
  Brazil - 0.1%
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace and
      Defense)*                                                       28,400             $    1,128,900
-------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    Biovail Corp. (Pharmaceuticals)*                                  61,300             $    2,380,892
    Nortel Networks Corp. (Telecommunications)                       144,540                  4,634,314
                                                                                         --------------
                                                                                         $    7,015,206
-------------------------------------------------------------------------------------------------------
  Finland - 1.7%
    Nokia Corp., ADR (Telecommunications)                            908,500             $   39,519,750
-------------------------------------------------------------------------------------------------------
  France - 0.1%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)               34,300             $    1,918,656
-------------------------------------------------------------------------------------------------------
  Israel - 3.0%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                          307,600             $   41,083,825
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)            397,950                 29,149,837
                                                                                         --------------
                                                                                         $   70,233,662
-------------------------------------------------------------------------------------------------------
  Mexico
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                               36,200             $      601,825
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    ING Groep N.V. (Financial Services)*                              60,900             $    4,864,791
    Unilever N.V., NY Shares (Consumer Products)                     375,300                 23,620,444
                                                                                         --------------
                                                                                         $   28,485,235
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Leica Geosystems AG (Technology) *                                 2,080             $      641,817
    Serono S.A., ADR (Biotechnology)*                                575,220                 13,769,329
                                                                                         --------------
                                                                                         $   14,411,146
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    ARM Holdings PLC (Electronics)*                                  141,500             $    1,070,262
    ARM Holdings PLC, ADR (Electronics)*                             211,400                  4,769,712
    Diageo PLC (Food and Beverage Products)*                       1,361,593                 15,264,815
    Shire Pharmaceuticals Group PLC (Medical and
      Health Technology and Services)*                                23,300                  1,073,256
                                                                                         --------------
                                                                                         $   22,178,045
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  214,032,506
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,786,789,716)                                           $2,103,506,521
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.8%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                    $   29,189             $   29,183,746
    Anheuser-Busch, Inc., due 1/02/01                                 10,036                 10,034,230
    Bank of America, due 1/02/01                                      12,240                 12,240,000
    Federal Home Loan Bank, due 1/02/01                              150,308                150,283,992
    Federal Home Loan Mortgage Corp., due 1/02/01                         34                     33,995
    Gannett, Inc., due 1/04/01                                         4,206                  4,203,701
    Gillette Co., due 1/02/01                                          5,427                  5,426,043
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01                     30,715                 30,702,633
    Merrill Lynch & Co., Inc., due 1/02/01                             2,417                  2,416,557
    Salomon Smith Barney Holdings, Inc., due 1/09/01                   6,227                  6,217,867
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $  250,742,764
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,037,532,480)                                      $2,354,249,285

Other Assets, Less Liabilities - (1.1)%                                                     (26,017,549)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $2,328,231,736
-------------------------------------------------------------------------------------------------------

  * Non-income producing security
(+) Security valued by or at the direction of the trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,037,532,480)        $2,354,249,285
  Receivable for series shares sold                                   2,244,957
  Receivable for investments sold                                    32,933,474
  Interest and dividends receivable                                   1,166,830
  Other assets                                                            6,857
                                                                 --------------
      Total assets                                               $2,390,601,403
                                                                 --------------
Liabilities:
  Cash overdraft                                                 $      734,531
  Payable to custodian                                                    3,808
  Payable for series shares reacquired                                8,142,935
  Payable for investments purchased                                  53,173,447
  Payable to affiliates -
    Management fee                                                      146,061
    Shareholder servicing agent fee                                       6,816
    Distribution fee                                                        264
  Accrued expenses and other liabilities                                161,805
                                                                 --------------
      Total liabilities                                          $   62,369,667
                                                                 --------------
Net assets                                                       $2,328,231,736
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,927,211,866
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    316,690,330
  Accumulated net realized gain on investments and foreign
    currency transactions                                            84,329,540
                                                                 --------------
      Total                                                      $2,328,231,736
                                                                 ==============
Shares of beneficial interest outstanding                          80,715,043
                                                                   ==========
Initial Class shares:
Net asset value, offering price, and redemption price per share
  (net assets of $2,312,406,119 / 80,166,023 shares of
  beneficial interest outstanding)                                   $28.85
                                                                     ======
Service Class shares:
Net asset value, offering price, and redemption price per share
  (net assets of $15,825,617 / 549,020 shares of beneficial
  interest outstanding)                                              $28.83
                                                                     ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                     $   12,746,500
    Dividends                                                         5,365,888
    Income on securities loaned                                       1,692,112
    Foreign taxes withheld                                             (143,330)
                                                                 --------------
      Total investment income                                    $   19,661,170
                                                                 --------------
  Expenses -
    Management fee                                               $   18,669,140
    Trustees' compensation                                               22,200
    Shareholder servicing agent fee                                     871,226
    Distribution fee (Service Class)                                      8,034
    Administrative fee                                                  332,678
    Custodian fee                                                       640,213
    Printing                                                            240,758
    Auditing fee                                                         34,864
    Legal fees                                                            3,058
    Amortization of organization expenses                                   916
    Miscellaneous                                                        48,007
                                                                 --------------
      Total expenses                                             $   20,871,094
    Fees paid indirectly                                               (211,967)
                                                                 --------------
      Net expenses                                               $   20,659,127
                                                                 --------------
        Net investment loss                                      $     (997,957)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $   90,105,560
    Foreign currency transactions                                      (291,006)
                                                                 --------------
      Net realized gain on investments and foreign currency
        transactions                                             $   89,814,554
                                                                 --------------
  Change in unrealized depreciation -
    Investments                                                  $ (646,428,880)
    Translation of assets and liabilities in foreign currency           (35,347)
                                                                 --------------
      Net unrealized loss on investments and foreign currency
        translation                                              $ (646,464,227)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (556,649,673)
                                                                 --------------
          Decrease in net assets from operations                 $ (557,647,630)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $     (997,957)            $   (2,876,317)
  Net realized gain on investments and foreign currency
    transactions                                                   89,814,554                175,149,671
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (646,464,227)               712,931,920
                                                               --------------             --------------
    Increase (decrease) in net assets from operations          $ (557,647,630)            $  885,205,274
                                                               --------------             --------------
Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions        $ (131,948,496)            $         --
                                                               --------------             --------------
Net increase in net assets from series share
  transactions                                                 $  885,299,758             $  338,336,291
                                                               --------------             --------------
      Total increase in net assets                             $  195,703,632             $1,223,541,565
Net assets:
  At beginning of period                                        2,132,528,104                908,986,539
                                                               --------------             --------------
  At end of period (including accumulated net
    investment loss of $0 and $0, respectively)                $2,328,231,736             $2,132,528,104
                                                               ==============             ==============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------------
INITIAL CLASS SHARES                            2000                1999             1998             1997               1996
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $37.94              $21.47           $16.13           $13.24             $11.41
                                              ------              ------           ------           ------             ------
Income (loss) from investment operations# -
  Net investment loss                         $(0.01)             $(0.06)          $(0.05)          $(0.06)            $(0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (7.07)              16.53             5.55             2.95               1.95
                                              ------              ------           ------           ------             ------
      Total from investment operations        $(7.08)             $16.47           $ 5.50           $ 2.89             $ 1.94
                                              ------              ------           ------           ------             ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions              (2.01)               --              (0.05)            --                (0.06)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --                  --              (0.11)            --                (0.05)
                                              ------              ------           ------           ------             ------
      Total distributions declared
        to shareholders                       $(2.01)             $ --             $(0.16)          $ --               $(0.11)
                                              ------              ------           ------           ------             ------
Net asset value - end of period               $28.85              $37.94           $21.47           $16.13             $13.24
                                              ======              ======           ======           ======             ======
Total return                                  (19.61)%             76.71%           34.16%           21.90%             17.02%

Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    0.85%               0.84%            0.85%            0.90%              1.00%
  Net investment loss                          (0.04)%             (0.23)%          (0.29)%          (0.38)%            (0.08)%
Portfolio turnover                               200%                176%              71%             112%                96%
Net assets at end of period
  (000 Omitted)                            $2,312,406          $2,132,528         $908,987         $384,480           $104,956
  (S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss#                                                                        $(0.05)            $(0.03)
        Ratios (to average net assets)
          Expenses##                                                                                  0.87%              1.16%
          Net investment loss                                                                        (0.35)%            (0.23)%
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------
                                                              PERIOD ENDED
SERVICE CLASS SHARES                                    DECEMBER 31, 2000*
--------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                              $35.70
                                                                    ------
Income (loss) from investment operations# --
  Net investment gain                                               $ 0.00(+)(S)
  Net realized and unrealized loss on investments and foreign
    currency                                                        $(6.87)
                                                                    ------
Net asset value -- end of period                                    $28.83
                                                                    ======
Total return                                                        (19.66)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.05%+
  Net investment income                                               0.01%+
Portfolio turnover                                                     200%
Net assets at end of period (000 Omitted)                          $15,826

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Per share amount was less than $0.01.
(S) The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 134 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid price. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $64,525,121. These loans were collateralized by U.S. Treasury securities of $67,550,932.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $171,467 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $40,500 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $997,957 and $280,693 were reclassified to accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions, respectively, from paid-in capital due to differences between book and tax accounting for currency transactions and net investment losses. These changes had no effect on the net assets or net asset values per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays no compensation directly to its Trustees or who are officers of the investment adviser, or to officers of the series, all of whom receive renumeration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Trust has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the service class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to service class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the service class distribution fee will become payable on such date that the Trustees of the series may determine. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.20% of average daily net assets attributable to service class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $5,077,670,706 and $4,499,674,816, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $2,050,214,106
                                                                --------------
Gross unrealized appreciation                                   $  356,876,205
Gross unrealized depreciation                                      (52,841,026)
                                                                --------------
    Net unrealized appreciation (depreciation)                  $  304,035,179
                                                                ==============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Initial Class shares

                                      YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                  --------------------------------       -------------------------------
                                       SHARES               AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        34,023,627       $1,215,306,804        30,176,209       $ 743,064,297
Shares issued to
  shareholders in
  reinvestment of
  distributions                     3,782,952          131,948,496          --                 --
Shares reacquired                 (13,848,298)        (480,061,336)      (16,305,783)       (404,728,006)
                                  -----------       --------------       -----------       -------------
    Net increase                   23,958,281       $  867,193,964        13,870,426       $ 338,336,291
                                  ===========       ==============       ===========       =============

Service Class shares
                                   PERIOD ENDED DECEMBER 31, 2000*
                              ------------------------------------
                                       SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           613,791       $   20,215,807
Shares reacquired                     (64,771)          (2,110,013)
                                  -----------       --------------
    Net increase                      549,020       $   18,105,794
                                  ===========       ==============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
Each series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to the series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $19,103. The series had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Series, (the Series) (one of the series comprising MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (Unaudited)

The fund has designated $56,737,519 as a capital gain dividend for the year ended December 31, 2000.

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 1.36%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VEG-2 2/01 217.4M